SUMMARY PROSPECTUS
PAWAX
May 1, 2013

T. Rowe Price New America Growth Fund—Advisor Class
A fund seeking long-term capital growth through investments primarily in the common stocks of growth companies. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2013, and Statement of Additional Information, dated May 1, 2013.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%

Distribution and service (12b-1) fees	0.25%[a]

Other expenses	0.19%

Total annual fund operating expenses	1.09%

a Restated to show maximum 12b-1 fee rate of 0.25%. Actual rate for the prior fiscal year was 0.24%.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$111	$347	$601	$1,329

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 34.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund invests primarily (at least 65% of total assets) in common stocks of U.S. companies operating in those sectors of the economy that, in the view of T. Rowe Price, are the fastest growing or have the greatest growth potential. In recent years, the U.S. economy has evolved rapidly, primarily because of the application of new technologies and scientific advances. Fast-growing companies can be found across an array of industries in today’s “new

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America.” The choice of industry sectors will generally reflect such factors as the overall revenue growth of the component companies in a sector and the sector’s contribution to U.S. gross domestic product from year to year.

Holdings range from large-cap to small-cap companies. In selecting stocks, we look for many characteristics, typically including, but not limited to:

• earnings growth rates that generally exceed that of the average company in the S&P 500 Stock Index;

• favorable company fundamentals, such as a strong balance sheet, sound business strategy, and promising competitive positioning;

• effective management; or

• stock valuations, such as price/earnings or price/cash flow ratios, that seem reasonable relative to the company’s prospects.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Summary	3

Investment style risk Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax

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returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2012
			Since inception
	1 Year	5 Years	(12/29/05)
New America Growth Fund-Advisor Class
Returns before taxes	13.26%	4.21%	5.82%
Returns after taxes on distributions	13.21	3.81	5.02
Returns after taxes on distributions
and sale of fund shares	8.70	3.43	4.76
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00	1.66	4.04
Lipper Multi-Cap Growth Funds Index	15.88	1.41	3.97 *

* Since 12/31/05.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Joseph M. Milano	Chairman of Investment Advisory Committee	2002	1996

Purchase and Sale of Fund Shares

For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, generally the fund’s minimum initial investment requirement is $1,000 and, for all other accounts, generally the fund’s minimum initial investment requirement is $2,500. The fund’s minimum subsequent investment requirement is $100. Your financial intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

Summary	5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E260-045 5/1/13